AMENDMENT NO. 3

TO FOURTH AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST OF

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

This Amendment No. 3 (the “Amendment”) to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”) amends, effective, March 27, 2019, the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trustees of the Trust approved this amendment and a vote of the Shareholders are not required for this amendment;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Section 3.2 is amended to read as follows:

Section 3.2 Trustees. The number of Trustees shall be such number as shall be fixed from time to time by a majority of the Trustees; provided, however, that the number of Trustees shall in no event be less than two (2) nor more than (20).

2.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

3.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

4.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of March 27, 2019.

By: /s/ Jeffrey H. Kupor
Names: Jeffrey H. Kupor
Title: Senior Vice President

EXHIBIT 1

“SCHEDULE A

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco V.I. American Franchise Fund	Series I Shares Series II Shares

Invesco V.I. American Value Fund	Series I Shares Series II Shares

Invesco V.I. Balanced-Risk Allocation Fund	Series I Shares Series II Shares

Invesco V.I. Comstock Fund	Series I Shares Series II Shares

Invesco V.I. Core Equity Fund	Series I Shares Series II Shares

Invesco V.I. Core Plus Bond Fund	Series I Shares Series II Shares

Invesco V.I. Diversified Dividend Fund	Series I Shares Series II Shares

Invesco V.I. Equity and Income Fund	Series I Shares Series II Shares

Invesco V.I. Equally-Weighted S&P 500 Fund	Series I Shares Series II Shares

Invesco V.I. Global Core Equity Fund	Series I Shares Series II Shares

Invesco V.I. Health Care Fund	Series I Shares Series II Shares

Invesco V.I. Global Real Estate Fund	Series I Shares Series II Shares

Invesco V.I. Government Money Market Fund	Series I Shares Series II Shares

Invesco V.I. Government Securities Fund	Series I Shares Series II Shares

Invesco V.I. Growth and Income Fund	Series I Shares Series II Shares

Invesco V.I. High Yield Fund	Series I Shares Series II Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco V.I. International Growth Fund	Series I Shares Series II Shares

Invesco V.I. Managed Volatility Fund	Series I Shares Series II Shares

Invesco V.I. Mid Cap Core Equity Fund	Series I Shares Series II Shares

Invesco V.I. Mid Cap Growth Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Capital Appreciation Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Conservative Balanced Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Global Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Global Strategic Income Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Government Money Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. International Growth Fund	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Main Street Fund®	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Series I Shares Series II Shares

Invesco Oppenheimer V.I. Total Return Bond Fund	Series I Shares Series II Shares

Invesco V.I. S&P 500 Index Fund	Series I Shares Series II Shares

Invesco V.I. Small Cap Equity Fund	Series I Shares Series II Shares

Invesco V.I. Technology Fund	Series I Shares Series II Shares

Invesco V.I. Value Opportunities Fund	Series I Shares Series II Shares”